SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, D.C.  20549

                              FORM 8-K

                           CURRENT REPORT


  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported):  SEPTEMBER 15, 1995

                      ARTISTIC GREETINGS INCORPORATED
          (Exact name of registrant as specified in its charter)


            DELAWARE                 0-7513              16-0909929
(State or other jurisdiction   (Commission File No.)     (IRS Employer
        of incorporation)                               Identification No.)


                             ONE KOMER CENTER
                           POST OFFICE BOX 1999
                       ELMIRA, NEW YORK  14902-1999
                 (Address of principal executive offices)

    Registrant's telephone number, including area code:  (607) 737-5235

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ITEM 5. OTHER EVENTS.

On September 15, 1995, Artistic Greetings Incorporated announced that its President and Chief Operating Officer, David C. Lee, resigned from the Company. Stuart Komer, the Chairman and Chief Executive Officer of the Company is President of the Company as of such date.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit List

20.     Other documents or statements to security holders - Press Release.

                                      --

                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ARTISTIC GREETINGS INCORPORATED
                                (Registrant)

Date:  September 25, 1995       By:/s/ Thomas C. Wyckoff
                                        Thomas C. Wyckoff
                                        General Counsel

                               EXHIBIT INDEX


Exhibit
NUMBER          DESCRIPTION

   20           Press Release dated September 15, 1995

                        Exhibit 20
                        PRESS RELEASE

      ARTISTIC GREETINGS ANNOUNCES RESIGNATION OF PRESIDENT AND COO

        Elmira, NY, September 15/ / Artistic Greetings Incorporated (Nasdaq-NMS: ARTG) today announced that its President and Chief Operating Officer, David C. Lee, has resigned from the Company. Stuart Komer, the Chairman and Chief Executive Officer of the Company, stated that "David Lee has decided to leave Artistic to pursue other interests. I would like to personally thank David for his years of service to the Company and wish him well in his future endeavors." Mr. Komer said that he will serve as President of the Company as of today.

        Artistic Greetings sells and markets a broad range of personalized products such as personalized bank checks, address labels, re-inkable stamps and hundreds of other personalized gift items.

                                -0-

/Contact:  Thomas C. Wyckoff, General Counsel of Artistic Greetings Inc.,
(607) 737-5235, Ext. 375/